                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                         Wink Communications, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                           WINK COMMUNICATIONS, INC.

                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Wink Communications, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 8, 2001 at 9:00 a.m., local time, at the Waterfront Plaza Hotel, located at Ten Washington Street, Oakland, California 94607, for the following purposes:

     1. To elect three Class II directors for a term of three years, or until their successors are duly elected and qualified.

     2. To amend the 1999 Stock Plan to change the amount by which the number of shares reserved for issuance thereunder is automatically increased each year.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 13, 2001 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,
                                          Jonathan W. Spatz
                                          Chief Financial Officer and
                                          Executive Vice President

Alameda, California
April 4, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                           WINK COMMUNICATIONS, INC.

                          ---------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                          ---------------------------

                               PROCEDURAL MATTERS

GENERAL

     The enclosed Proxy is solicited on behalf of Wink Communications, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, May 8, 2001 at 9:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

     The Annual Meeting will be held at the Waterfront Plaza Hotel, located at Ten Washington Street, Oakland, California 94607. The Waterfront Plaza Hotel's phone number is (510) 836-3800. The Company's telephone number is (510) 337-2950.

     These proxy solicitation materials were mailed on or about April 6, 2001, together with the Company's 2000 Annual Report to Stockholders, to all stockholders entitled to vote at the meeting.

RECORD DATE

     Stockholders of record at the close of business on March 13, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, approximately 31,222,000 shares of the Company's Common Stock, $.001 par value, were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to approve the amendment to the 1999 Stock Plan.

     Under the General Corporation Law of the State of Delaware, abstaining votes and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Neither abstentions nor broker "non-votes" affect the election of directors, as the vote required is a plurality of the votes duly cast, which means that only affirmative votes will affect the outcome of the election. On other matters, broker "non-votes" are not deemed to be "votes cast." As a result, while abstentions are deemed to be "votes cast" and will have the effect of votes in opposition to a given proposal, broker "non-votes" are not included in the tabulation of the voting results on issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company which are intended to be included in the proxy statement and proxy card for the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than December 8, 2001 in order to be considered for inclusion in such proxy materials.

     In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement to be brought before the annual meeting of stockholders. A stockholder who intends to present a proposal at the Company's 2002 Annual Meeting of Stockholders without inclusion of the proposal in the Company's proxy materials must provide written notice of such proposal to the Company's Secretary no later than 60 days prior to the annual meeting, which notice must contain specified information concerning the matters to be brought and the stockholder proposing such matters. In the event that less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the seventh day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder does not notify the Company of a proposal for the Annual Meeting of Stockholders on or before the earlier of (i) February 21, 2002 or (ii) that amount of time required by the advance notice provisions of the Company's Bylaws, the proxies selected by the Company may use their discretionary authority to vote on such proposal, even if the matter is not discussed in the proxy statement for the 2002 Annual Meeting of Stockholders. Further, the Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing requirements and other requirements of the proxy rules promulgated by the Securities and Exchange Commission. In order to avoid any dispute as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

     The Company's Bylaws authorize a Board of six to ten directors. The authorized number of directors is currently fixed at ten members, divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class II directors whose terms expire at this Annual Meeting, two Class III directors whose terms expire in 2002, and four Class I directors whose terms expire in 2003. There is currently one vacancy for a Class III director whose term expires in 2002.

NOMINEES

     Three Class II directors are to be elected at the Annual Meeting to serve for three year terms or until that director's successor has been duly elected and qualified. The Board of Directors has nominated Mary Agnes Wilderotter, Michael Fuchs, and William T. Schleyer for election as Class II directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the above nominees. Messrs. Fuchs and Schleyer and Ms. Wilderotter are currently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the current Board of Directors to fill the vacancy. The Company is not aware that any nominee will be unable or will decline to serve as a director.

INFORMATION REGARDING NOMINEES AND OTHER DIRECTORS

     Set forth below is certain information regarding the nominees for directors and each other director of the Company whose term of office continues after the Annual Meeting.

          NOMINEES FOR CLASS II DIRECTORS FOR A TERM EXPIRING IN 2004

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Mary Agnes Wilderotter...............    46     Mary Agnes Wilderotter has served as President and Chief
                                                Executive Officer and a director of the Company since
                                                January 1997. From August 1995 to January 1997, Ms.
                                                Wilderotter was the Executive Vice President of National
                                                Operations and Chief Executive Officer of the Aviation
                                                Communications Division of AT&T Wireless Services, Inc.,
                                                a provider of wireless communications services in the
                                                United States and a wholly owned subsidiary of AT&T
                                                Corporation. Prior to her tenure at AT&T Wireless, Ms.
                                                Wilderotter was Senior Vice President of McCaw Cellular
                                                Communications, Inc. from October 1991 to August 1995
                                                and Regional President of the California/Nevada/Hawaii
                                                Region. McCaw became AT&T Wireless upon AT&T's
                                                acquisition of McCaw. Prior to joining McCaw, Ms.
                                                Wilderotter spent over 12 years in the cable industry.
                                                She also serves on the Board of Directors for the
                                                following public companies and associations: Airborne
                                                Express, American Tower Corporation, Electric Lightwave,
                                                Inc., Gaylord Entertainment, The McClatchy Company, Holy
                                                Cross College, Cable Television Association of
                                                Marketers, California Cable Television Association,
                                                Women In Cable Foundation, and the Dean's Advisory Board
                                                at U.C. Davis. Ms. Wilderotter received a B.A. degree in
                                                Economics and Business Administration from the College
                                                of the Holy Cross.
Michael Fuchs........................    55     Michael Fuchs has served as a director of the Company
                                                since June 1998. Since November 1995, Mr. Fuchs has been
                                                an investor and consultant in the media business. Mr.
                                                Fuchs was Chairman and Chief Executive Officer of Home
                                                Box Office, a division of AOL Time Warner, from October
                                                1984 until November 1995, and Chairman and Chief
                                                Executive Officer of Warner Music Group, a division of
                                                Time Warner Inc., from May 1995 to November 1995. Mr.
                                                Fuchs is Chairman of autobytel.com, Inc. Mr. Fuchs
                                                serves on the Board of Directors of Myturn.com. Mr.
                                                Fuchs holds a B.A. degree from Union College and a J.D.
                                                degree from the New York University School of Law.

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
William T. Schleyer..................    49     William T. Schleyer has served as a director of the
                                                Company since January 1998. Mr. Schleyer is currently
                                                serving as Chairman of the Open Cable Initiative. From
                                                October 1997 to June 1998, Mr. Schleyer served as an
                                                advisor to US WEST Media Group. From November 1996 to
                                                October 1997, Mr. Schleyer served as President and Chief
                                                Operating Officer of MediaOne, the broadband services
                                                arm of US WEST Media Group. From November 1994 to
                                                November 1996, Mr. Schleyer was President and Chief
                                                Operating Officer of Continental Cablevision, Inc.
                                                before the company's acquisition by US WEST Media Group
                                                in November 1996. Continental became MediaOne in May
                                                1997. Mr. Schleyer serves on the Board of Directors and
                                                executive committee of Cable Television Laboratories,
                                                Inc., a research and development consortium of cable
                                                system operators. He serves on the Boards of Directors
                                                of Rogers Communications, Inc., a Canadian cable
                                                operator, Antec Corporation, Time Warner Telecom and
                                                Storagenetworks, Inc. Mr. Schleyer received a B.S.
                                                degree in Mechanical Engineering from Drexel University
                                                and an M.B.A. degree from Harvard Business School.

            INCUMBENT CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2002

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Jeffrey H. Coats.....................    43     Jeffrey H. Coats has served as a director of the Company
                                                since June 1997. Since July 1999, Mr. Coats has served
                                                as a Founder and Managing Director of the T. H. Lee,
                                                Putnam Internet Fund. From April 1996 to July 1999, Mr.
                                                Coats served as Managing Director of GE Capital Equity
                                                Capital Group, Inc., a wholly owned subsidiary of
                                                General Electric Capital Corporation. From September
                                                1991 to April 1993, Mr. Coats was also a Managing
                                                Director of GE Capital Corporate Finance Group, Inc., a
                                                wholly owned subsidiary of General Electric Capital
                                                Corporation. From February 1994 to April 1996, Mr. Coats
                                                served as President of Maverick Capital Equity Partners,
                                                LLC, and from May 1993 to January 1994, Mr. Coats was a
                                                Managing Director with Veritas Capital, Inc., both of
                                                which are investment firms. Mr. Coats is a director of
                                                Krause's Furniture, Inc., autobytel.com, Inc. and The
                                                Museum Company, Inc. Mr. Coats holds a B.B.A. in Finance
                                                from the University of Georgia and an M.A. in
                                                International Management in Finance from the American
                                                Graduate School of International Management.

F. Philip Handy.                          56       F. Philip Handy has served as a director of the Company since
                                                 June 1997. Mr. Handy is currently a private investor. Mr. Handy was Managing Director of EGI Corporate Investments, a
                                                   diversified management and investment business from June 1997 until December 1999. Previously, he was Partner of Winter Park
                                                Capital Company, a private investment firm, from June 1980 until
                                                May 1997. Mr. Handy is a director of Anixter International, Inc.
                                                         and Transmedia Network, Inc. Mr. Handy received an A.B.
                                                     degree in Economics from Princeton University and an M.B.A.
                                                                            degree from Harvard Business School.

             INCUMBENT CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2003

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Brian P. Dougherty...................    44     Brian P. Dougherty co-founded the Company in October
                                                1994 and served as Chief Executive Officer of the
                                                Company from inception until December 1996. Mr.
                                                Dougherty served as Chief Technical Officer of the
                                                Company from January 1997 to August 2000. Mr. Dougherty
                                                has also served as the Chairman of the Board of the
                                                Company since inception. Prior to co-founding the
                                                Company, Mr. Dougherty founded Geoworks, a software
                                                developer, in 1983 and served as its Chief Executive
                                                Officer from September 1983 until February 1993 and as
                                                its Chairman from September 1983 until May 1997 and
                                                director from September 1983 to August 1999. Mr.
                                                Dougherty serves as a director of Neomagic, Myturn.com
                                                and Salon.com. Mr. Dougherty received a B.S. degree in
                                                Electrical Engineering/Computer Science from the
                                                University of California, Berkeley.
Bruce W. Dunlevie....................    44     Bruce W. Dunlevie has served as a director of the
                                                Company since March 1996. In May 1995, Mr. Dunlevie
                                                founded Benchmark Capital LLC, a venture capital firm,
                                                of which he is currently a Managing Member. From October
                                                1989 to the present, he has served as a General Partner
                                                of Merrill, Pickard, Anderson & Eyre, a venture capital
                                                firm. Mr. Dunlevie is a director of Rambus Inc. and
                                                several private companies. Mr. Dunlevie received a B.A.
                                                degree from Rice University and an M.B.A. degree from
                                                the Stanford Graduate School of Business.
Lawton Fitt..........................    47     Lawton W. Fitt has served as a director of the Company
                                                since January 2000. In July 1979, she joined Goldman,
                                                Sachs & Co., where she is now a Managing Director. The
                                                first ten years of Ms. Fitt's career at Goldman, Sachs &
                                                Co., were spent in the Investment Banking Division in
                                                New York and in London. In 1989, she joined the Equity
                                                Capital Markets group, where she became responsible for
                                                the execution of initial public offerings and other
                                                equity financings, concentrating on high technology
                                                companies. Ms. Fitt is a member of the Boards of
                                                Trustees of the Darden School Foundation, the P.S. 1
                                                Contemporary Art Center in New York City, the Jane
                                                Comfort Dance Company and Kunst Werke in Berlin. She
                                                chairs the Corporate Finance Committee of the National
                                                Association of Securities Dealers. Ms. Fitt received her
                                                A.B. in European History from Brown University and an
                                                M.B.A. from the Darden School of the University of
                                                Virginia.

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Donald Ohlmeyer......................    56     Mr. Ohlmeyer has served as a director of the Company
                                                since April 2000. Mr. Ohlmeyer served as the executive
                                                producer of ABC Monday Night Football in 2000, but has
                                                decided not to return for the 2001 season. Mr. Ohlmeyer
                                                served as President, NBC West Coast, from February 1993
                                                to February 2000, in which position he oversaw the
                                                activities of all of NBC's entertainment-related
                                                businesses, including NBC Entertainment, NBC Studios and
                                                NBC Enterprises. He left NBC Sports in 1982 to form
                                                Ohlmeyer Communications Company, a full-service
                                                advertising agency and marketing firm, as well as a
                                                television consulting operation. Mr. Ohlmeyer originally
                                                joined NBC as executive producer of sports in 1977, from
                                                ABC where he had served as producer and director of
                                                three Olympic broadcasts, produced ABC Monday Night
                                                Football and worked extensively on ABC Wide World of
                                                Sports. He has been honored with 15 Emmys, including one
                                                for Special Bulletin, which was broadcast on the NBC
                                                Television Network and named Outstanding Drama Special
                                                for the 1982-83 season. Mr. Ohlmeyer is a member of the
                                                Board of Directors of Championship Auto Racing Teams.
                                                Mr. Ohlmeyer is a graduate of Notre Dame.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of four meetings (including regularly scheduled and special meetings) during fiscal 2000. No incumbent director during the last fiscal year, while a member of the Board of Directors, attended fewer than 75% of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all committees on which such director served.

     The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee currently consists of Messrs. Coats and Ohlmeyer and Ms. Fitt. The Audit Committee reviews and monitors the corporate financial reporting and the internal and external audits of the Company, including, among other things, the audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent accountants and the Company's compliance with legal matters that have a significant impact on its financial reports. The Audit Committee held four meetings during fiscal 2000. See "Report of the Audit Committee of the Board of Directors" and "Charter for the Audit Committee of the Board of Directors of Wink Communications, Inc." below.

     The Compensation Committee currently consists of Messrs. Dunlevie, Fuchs, Handy and Schleyer. The Compensation Committee reviews and makes recommendations to the Board regarding all forms of compensation provided to the executive officers and directors of the Company, including stock compensation and loans. In addition, the Compensation Committee reviews and makes recommendations on bonus and stock compensation arrangements for the Company's employees. As part of the foregoing, the Compensation Committee also administers the Company's 1994 Stock Plan, 1999 Stock Plan and 1999 Employee Stock Purchase Plan. The Compensation Committee held one meeting during fiscal 2000. See "Report of the Compensation Committee of the Board of Directors" below.

DIRECTOR COMPENSATION

     Except for reimbursements received by non-employee directors for expenses incurred in attending board meetings, directors of the Company do not receive cash compensation for their services as directors.

     Under the Company's 1999 Director Option Plan, each new non-employee director who joins the Company is entitled to receive an option to purchase 40,000 shares of Common Stock. In addition, each current and future non-employee director is entitled to receive an additional option to purchase 40,000 shares of Common Stock four years after the grant of such person's last option, provided that he or she has served on the Board continuously during such period. All options granted under the 1999 Director Option Plan become exercisable over a four-year period at the rate of 25% per year. The exercise price per share for all options granted under the 1999 Director Option Plan is equal to the fair market value of the Common Stock on the date of grant.

     Pursuant to the 1999 Director Option Plan, on January 27, 2000, the Board of Directors granted to Ms. Fitt, a Director, options to purchase 40,000 shares of Common Stock at an exercise price of $63.13 per share. Similarly, on April 13, 2000, the Board of Directors granted to Mr. Ohlmeyer, a Director, options to purchase 40,000 shares of Common Stock at an exercise price of $25.07 per share. Both grants were made under the Company's 1999 Director Option Plan.

REQUIRED VOTE

     The three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

          MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO
                 AMENDMENT TO THE 1999 STOCK PLAN TO CHANGE THE
               AMOUNT BY WHICH THE NUMBER OF SHARES RESERVED FOR
            ISSUANCE THEREUNDER IS INCREASED AUTOMATICALLY EACH YEAR

GENERAL

     The 1999 Stock Plan (the "Plan") was adopted by the Board of Directors in June 1999 and approved by the stockholders in August 1999. The Plan became effective on the date of the initial public offering. A total of 2,500,000 shares of Common Stock were initially reserved for issuance under the plan. As a result of the automatic annual increase of the number of shares of Common Stock reserved for issuance under the plan, the aggregate number of shares authorized under the Plan as of the Record Date is 4,500,000.

     As of the Record Date, 1,778 shares of Common Stock had been issued pursuant to the exercise of options granted under the Plan and options to purchase 3,387,734 shares of Common Stock were outstanding, leaving 1,110,488 shares available for future grants under the Plan.

PROPOSED AMENDMENT TO CHANGE THE AMOUNT BY WHICH THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER IS INCREASED AUTOMATICALLY EACH YEAR

     Stockholder approval is hereby sought for an amendment approved by the Board of Directors on January 30, 2001, increasing the automatic annual increase in the number of shares of Common Stock reserved for issuance under the Plan on the first day of the Company's fiscal year beginning on January 1, 2002 to equal to the lesser of (i) 1,500,000 shares, (ii) 5% of the outstanding shares on such date or (iii) a lesser amount determined by the Board of Directors.

REQUIRED VOTE

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the amendment to the Plan. The effect of an abstention is the same as a vote against approval of the amendments to the Plan. Should such stockholder approval not be obtained, then the Plan will remain unchanged.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1999 STOCK PLAN TO CHANGE THE AMOUNT BY WHICH THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER IS INCREASED AUTOMATICALLY EACH YEAR.

DESCRIPTION OF THE 1999 STOCK PLAN

     The following is a summary of the principal features of the Plan. However, the summary does not purport to be a complete description of all the provisions of the Plan, which in its current form is filed as Exhibit 10.3 to the Company's Registration Statement on Form S-1 (Registration No. 333-80221).

PURPOSE

     The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company's business.

     The Board of Directors believes that the continued growth of the Company will depend upon its ability to attract, hire and retain qualified employees. A challenge of the Company is to ensure that these valued employees are appropriately rewarded and encouraged to stay with the Company, help it grow, and increase stockholder value. Employers with whom the Company competes for such highly qualified individuals frequently offer grants of substantial numbers of stock options as part of a comprehensive compensation package. Accordingly, management believes that it must be in a position to offer a competitive stock option incentive program, such as the Plan, to attract the caliber of employees that the Company believes is necessary to achieve its objectives. The proposed amendment to the Plan is intended to ensure that there will be a reasonable number of shares available to meet these needs for the coming year.

ADMINISTRATION

     The Plan is administered by the Board of Directors or by a committee appointed by the Board of Directors (collectively, the "Administrator") in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to employees who are directors, non-director officers, employees who are neither directors nor officers, and consultants. A member of the Board of Directors who is an eligible employee is permitted to participate in the Plan but may not be a member of a committee appointed to administer it. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Plan.

STOCK OPTIONS

     The Plan permits the granting both of stock options that either are intended to qualify as Incentive Stock Options, or ISOs, and of stock options that are not intended to so qualify, known as Nonstatutory Stock Options or NSOs. The current annual increase of shares reserved under the Plan on the first day of the Company's fiscal year is equal to the lesser of (i) 1,000,000 shares,
(ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board of Directors.

     The exercise price for each option may not be less than 100% of the fair market value of a share of Common Stock on the date such option is granted (or not less than 110% of such fair market value in the case of grants of ISOs to 10% stockholders). No employee may be granted, in any fiscal year, options to purchase more than 500,000 shares. However, in connection with his or her initial service, an employee may be granted options to purchase up to an additional 500,000 shares.

     The Board of Directors fixes the term of each option at the time of the grant, generally at ten years from the date of grant. (In the case of ISOs, the term may not exceed five years in the case of grants to a 10% stockholder and ten years for others.) The Board of Directors also determines the vesting schedule for each option grant.

     The exercise price of options granted under the Plan, including applicable tax withholding, if any, must be paid in full at the time of exercise. The method of payment is determined by the Administrator of the Plan and may consist of cash, check, promissory note, other shares of Common Stock, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, a reduction in the amount of any Company liability to the optionee, including any liability attributable to the optionee's participation in any Company-sponsored deferred compensation program or arrangement, any combination of the foregoing methods of payment or such other consideration and method of payment permitted under the Delaware General Corporation Law.

     If an optionee's employment terminates for any reason, including retirement, his or her exercisable options may be exercised within the time period set forth in the option agreement, which is generally 90 days from the date of termination. If an optionee's employment is terminated by reason of the optionee's death or permanent total disability, the option will be exercisable for 12 months following the date of death or disability, subject to the stated term of the option.

STOCK PURCHASE RIGHTS

     The Plan permits the granting of stock purchase rights. A stock purchase right gives the purchaser a certain period of time from the date of grant to purchase Common Stock. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution.

ELIGIBILITY

     Any employee (including any officer or director) or consultant of the Company or of its majority-owned subsidiaries whom the Board of Directors deems to have the potential to contribute to the future success of the Company is eligible to receive option grants under the Plan. Only employees and directors of the Company or of its subsidiaries are eligible to receive ISO grants. As of December 31, 2000, the Company had 144 employees.

ADJUSTMENTS FOR RECAPITALIZATIONS AND REORGANIZATIONS

     In the event of a stock dividend, stock split, combination or similar event, the number of shares of Common Stock available for issuance under the Plan shall be increased or decreased proportionately, and the number of shares of Common Stock deliverable upon exercise, and, where applicable, the exercise price of each option, shall be proportionately adjusted.

     In the event of a liquidation or dissolution of the Company, the Administrator in its discretion may provide for an optionee to have the right to exercise his or her option until ten days prior to such transaction, including shares as to which the option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any shares purchased upon exercise of an option or stock purchase right shall lapse as to all such shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an option or stock purchase right will terminate immediately prior to the consummation of such proposed action.

     In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option and stock purchase right shall be assumed, as defined, or an equivalent option or right substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or stock purchase right, the Administrator shall notify the optionee that the option or stock purchase right shall be exercisable to the extent vested for a period of fifteen (15) days from date of such notice, and the option or stock purchase right shall terminate upon the expiration of such period. In either case, the Board of Directors may provide for accelerated vesting of such options.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, alter, suspend or discontinue the Plan at any time, but such amendment, alteration, suspension or discontinuation may not impair the rights of any participant in the Plan without the participant's consent.

     In addition, to the extent necessary and desirable to comply with Section 422A of the Internal Revenue Code of 1986, as amended (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment, in such a manner and to such a degree as required to comply with such laws or regulations.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Long-term capital gains are grouped and netted by holding periods. Net capital gains on assets held for more than 12 months are currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. A different rule for measuring ordinary income upon a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares of Common Stock over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on assets held for more than 12 months are currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

     The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the grant and exercise of options and stock purchase rights under the 1999 Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

PARTICIPATION IN THE PLAN

     The grant of options under the Plan to employees, including the directors and officers, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable. In the year ending December 31, 2000, 3,447,000 options to purchase Common Stock were granted under the Plan.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of Common Stock of the Company as of March 13, 2001 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) the Company's Chief Executive Officer and each of the officers named in the Summary Compensation Table on page 11; and (iv) all directors and executive officers of the Company as a group.

                                                                 SHARES       PERCENTAGE
                                                              BENEFICIALLY   BENEFICIALLY
          5% STOCKHOLDERS, DIRECTORS AND OFFICERS               OWNED(1)       OWNED(1)
          ---------------------------------------             ------------   ------------
5% STOCKHOLDERS(2)
Brian P. Dougherty(3).......................................   3,844,500        12.3%
Microsoft Corporation(4)....................................   3,000,000         9.5%
  One Microsoft Way
  Redmond, WA 98052
DIRECTORS AND NAMED OFFICERS
Mary Agnes Wilderotter(5)...................................   1,443,833         4.6%
Allan C. Thygesen(6)........................................      48,750            *
Timothy V. Travaille(7).....................................     135,554            *
Katherine Sullivan(8).......................................      97,999            *
Howard L. Schrott(9)........................................      98,958            *
Charles McCullough(10)......................................      61,792            *
Christopher Callero(11).....................................     108,833            *
Jeffrey H. Coats(12)........................................      30,000            *
Bruce Dunlevie(13)..........................................      30,000            *
Lawton Fitt(14).............................................      10,000            *
Michael Fuchs(15)...........................................     357,500         1.1%
F. Philip Handy(16).........................................     101,751            *
Donald Ohlmeyer(17).........................................      12,250            *
William Schleyer(18)........................................      99,500            *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
  (17 persons)(19)..........................................   6,682,222

-------------------------

  *  Less than 1%
 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of March 13, 2001 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers) with respect to the shares shown as beneficially owned.

 (2) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended. Unless indicated above, the address for each listed stockholder is c/o Wink Communications, Inc., 1001 Marina Village Parkway, Alameda, CA 94501.

 (3) Represents shares held of record in the name of Mr. Dougherty's family trust.

 (4) Includes 500,000 shares subject to a currently exercisable warrant.

 (5) At March 13, 2001, 18,229 shares were subject to a right of repurchase in favor of the Company, which right lapses over time. Also includes 421,500 shares subject to stock options exercisable within 60 days of March 13, 2001.

 (6) Mr. Thygesen resigned as an Executive Officer of the Company during the fiscal year.

 (7) Includes 99,522 shares subject to stock options exercisable within 60 days of March 13, 2001.

 (8) Includes 97,999 shares subject to stock options exercisable within 60 days of March 13, 2001.

 (9) Mr. Schrott resigned as an Executive Officer of the Company during the fiscal year.

(10) Includes 47,834 shares subject to stock options exercisable within 60 days of March 13, 2001.

(11) Includes 108,833 shares subject to stock options exercisable within 60 days of March 13, 2001.

(12) Includes 30,000 shares subject to stock options exercisable within 60 days of March 13, 2001.

(13) Includes 30,000 shares subject to stock options exercisable within 60 days of March 13, 2001.

(14) Includes 10,000 shares subject to stock options exercisable within 60 days of March 13, 2001.

(15) Includes 20,000 shares subject to stock options exercisable within 60 days of March 13, 2001.

(16) Includes 10,417 shares owned by HHS Partnership, of which Mr. Handy is a General Partner; 100 shares owned by Mr. Handy's spouse; 68,234 shares owned by Blaine Trust, of which Mr. Handy is the co-trustee and sole beneficiary; and 3,000 shares owned by the Handy Family Partnership, Ltd. Mr. Handy is the sole stockholder of the corporate general partner of the Handy Family Partnership with a 1% interest in the partnership. Mr. Handy disclaims beneficial ownership as to 32% of the shares held by HHS Partnership and 99% of the shares held by the Handy Family Partnership. Also includes 20,000 shares subject to stock options exercisable within 60 days of March 13, 2001.

(17) Includes 10,000 shares subject to stock options exercisable within 60 days of March 13, 2001.

(18) Includes 30,000 shares subject to stock options exercisable within 60 days of March 13, 2001.

(19) Includes 1,050,023 shares issuable upon the exercise of stock option exercisable within 60 days of March 13, 2001.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received, or written representations, made to the Company, the Company believes that during fiscal 2000 its officers, directors and ten-percent stockholders complied with all
Section 16(a) filing requirements with the exception of the delinquent filings of reports detailing initial ownership or reporting sales, including one each of Form 3 by Messrs. Callero and Spatz and Ms. White, executive officers, and one each of Form 4 by Mr. McCullough and Ms. Sullivan, executive officers, and Mr. Schleyer, a director.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee was formed in 1999 and is currently composed of Messrs. Dunlevie, Fuchs, Handy, and Schleyer. No interlocking relationship exist between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries, with the exception of the Stock Committee. See "Report of the Compensation Committee of the Board of Directors."

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer, each of the four other most highly compensated executive officers and two former executive officers of the Company whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the Company in all capacities during the last two fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                   ------------------------
                                                           ANNUAL COMPENSATION     RESTRICTED    SECURITIES
                                                          ---------------------      STOCK       UNDERLYING
         NAME AND PRINCIPAL POSITION                      SALARY($)    BONUS($)    AWARDS(#)     OPTIONS(#)
         ---------------------------                      ---------    --------    ----------    ----------
Mary Agnes Wilderotter
  President and Chief Executive Officer.......    2000    $316,667     $200,000          --       250,500
                                                  1999     250,000      100,000          --       500,000
Timothy V. Travaille
  Executive Vice President,
  Product Marketing and Business Development,
  Chief Technical Officer.....................    2000    $196,667     $126,250          --        63,000
                                                  1999     160,008      371,900          --        50,000
Allan C. Thygesen(1)
  Former Executive Vice President,
  Sales and Business Development..............    2000    $195,833     $100,000          --        63,000
                                                  1999     150,008      435,900          --        50,000
Howard L. Schrott(2)
  Former Senior Vice President,
  Chief Financial Officer.....................    2000    $197,917     $ 85,000          --        56,750
                                                  1999     109,380       60,000     250,000            --
Katherine Sullivan
  Executive Vice President,
  Marketing and People Development............    2000    $167,500     $ 60,000          --        76,750
                                                  1999     126,250       26,063          --       100,000
Charles McCullough
  Executive Vice President,
  Engineering.................................    2000    $165,833     $ 60,000          --       125,500
                                                  1999     118,333       31,000          --        50,000
Christopher Callero
  Chief Operating Officer.....................    2000    $153,472     $ 25,000          --       500,500
                                                  1999          --           --          --            --

-------------------------
(1) Mr. Thygesen resigned as an Executive Officer of the Company during the fiscal year.

(2) Mr. Schrott resigned as an Executive Officer of the Company during the fiscal year.

     The bonuses, restricted stock awards and option grants described above include amounts paid or granted in 2000 with respect to fiscal 1999 and in 1999 with respect to fiscal 1998, with the exception of Mr. Schrott whose restricted stock grant is related to 1999. Bonus amounts for Mr. Thygesen and Mr. Travaille in 1999 include the money value of stock bonuses paid in lieu of cash bonuses. The value of Mr. Thygesen's stock bonus was $300,000. The value of Mr. Travaille's stock bonus was $300,000. These values were based upon a fair market value at the time of grant, determined by the Board of Directors to be $12.00. All stock bonuses were fully vested at issuance.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows, as to each of the officers named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended December 31, 2000.

                          OPTION GRANTS IN FISCAL 2000

                                                INDIVIDUAL GRANTS
                              -----------------------------------------------------     POTENTIAL REALIZABLE VALUE
                              NUMBER OF      PERCENT OF                                 AT ASSUMED ANNUAL RATES OF
                              SECURITIES    TOTAL OPTIONS                              STOCK PRICE APPRECIATION FOR
                              UNDERLYING     GRANTED TO                                         OPTION TERM
                               OPTIONS      EMPLOYEES IN     EXERCISE    EXPIRATION    -----------------------------
           NAME                GRANTED       FISCAL YEAR      PRICE         DATE           5%               10%
           ----               ----------    -------------    --------    ----------        --               ---
Mary Agnes Wilderotter....     200,000           5.7%         $52.75       2/04/10     $6,634,838       $16,813,983
                                50,000           1.4%          17.50       4/18/09        550,283         1,394,525
                                   500              *           9.16      10/27/10          2,880             7,299
Timothy V. Travaille......      50,000           1.4%          52.75        2/4/10      1,658,710         4,203,496
                                12,500              *          17.50       4/18/10        137,571           348,631
                                   500              *           9.16      10/27/10          2,880             7,299
Allan C. Thygesen.........      50,000           1.4%          52.75        2/4/10      1,658,710         4,203,496
                                12,500              *          17.50       4/18/10        137,571           348,631
                                   500              *           9.16      10/27/10          2,880             7,299
Howard Schrott............      45,000           1.3%          52.75        2/4/10      1,492,839         3,783,146
                                11,250              *          17.50       4/18/10        123,814           313,768
                                   500              *           9.16      10/27/10          2,880             7,299
Katherine Sullivan........      45,000           1.3%          52.75        2/4/10      1,492,839         3,783,146
                                11,250              *          17.50       4/18/10        123,814           313,768
                                20,000              *          12.00       9/29/10        150,935           382,498
                                   500              *           9.16      10/27/10          2,880             7,299
Charles McCullough........      40,000           1.1%          52.75        2/4/10      1,326,968         3,362,797
                                10,000              *          17.50       4/18/10        110,057           278,905
                                   500              *           9.16      10/27/10          2,880             7,299
                                75,000           2.1%          10.25      10/31/10        483,463         1,225,190
Christopher Callero.......     400,000          11.3%          25.06       4/13/10      6,304,040        15,975,674
                                   500              *           9.16      10/27/10          2,880             7,299
                               100,000           2.8%          10.25      10/31/10        644,620         1,633,586

-------------------------
* Less than 1%

     Options granted under the 1999 Stock Plan are incentive stock options or nonqualified stock options and have exercise prices equal to the fair market value of our Common Stock on the date of grant, as determined by the Board of Directors on the date of grant. All options have ten-year terms and vest over a period of four years at a rate of 1/4 of the shares after the first year and 1/48 of the shares per month thereafter.

     See "Certain Transactions -- Employment Offer Letters and Severance Arrangements."

     Under rules promulgated by the Securities and Exchange Commission, the amounts in the two columns on the far right of the above table represent the hypothetical gain or "option spread" that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options' ten-year term at assumed annual rates of 5% and 10% increases over the exercise price (which equaled the fair market value on date of grant). The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option. Actual gains, if any, on stock option exercises depend on numerous factors, including the Company's future performance, overall market conditions and the option holder's continued employment with the Company throughout the entire vesting period and option term, which factors are not reflected in this table.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth, for each of the officers in the Summary Compensation Table, certain information concerning stock options exercised during fiscal 2000, and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2000. Also reported are values for "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 2000.

   AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL 2000 YEAR-END OPTION
                                     VALUES

                                                                   NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                   SHARES                       OPTIONS AT FISCAL YEAR END        FISCAL YEAR END($)(1)
                                 ACQUIRED ON       VALUE       ----------------------------    ----------------------------
            NAME                 EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            ----                 -----------    -----------    -----------    -------------    -----------    -------------
Mary Agnes Wilderotter.......           --              --       292,334         579,166        $145,834         $54,166
Timothy V. Travaille.........       83,583      $3,905,505        73,897         150,250          45,500          32,500
Allan C. Thygesen(2).........      100,000       5,633,185       122,897         145,103         202,435           4,165
Howard Schrott(3)............           --              --           500              --              --              --
Katherine Sullivan...........       50,000       2,678,055        63,000         163,750          68,752          56,248
Charles McCullough...........       22,833         810,178        22,626         176,041              --              --
Christopher Callero..........           --              --        75,500         425,000              --              --

-------------------------
(1) Market value of underlying securities based on the closing price of Company's Common Stock on December 29, 2000 (the last trading day of fiscal
    2000) on the Nasdaq National Market of $6.00 minus the exercise price.

(2) Mr. Thygesen resigned as an Executive Officer of the Company during the fiscal year.

(3) Mr. Schrott resigned as an Executive Officer of the Company during the fiscal year.

                              CERTAIN TRANSACTIONS

     The following sets forth certain transactions between the Company and its directors, executive officers and 5% stockholders and their affiliates. The Company believes that each of the transactions described below was on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

COMMERCIAL RELATIONSHIPS

     In May 1999, the Company entered into an agreement with Microsoft pursuant to which Microsoft agreed to collaborate with the Company to develop, market and distribute Wink Enhanced Broadcasting. Pursuant to this agreement, the Company agreed to pay Microsoft a portion of the revenues it receives relating to responses to Wink-enhanced advertising and programming broadcast through Microsoft's television platforms and to provide Microsoft with certain minimum revenue guarantees. In addition, in connection with these agreements, the Company issued to Microsoft a warrant to purchase 500,000 shares of Common Stock. This warrant expires in 2004 and has an exercise price of $12.00 per share.

     William T. Schleyer, a current director of the Company, is also a current director of Rogers Communications, Inc. ("Rogers"). In September 2000, the Company entered into a three-year agreement with Rogers pursuant to which Rogers agreed to develop, deliver and promote interactive content and Wink's viewer response services for Rogers' cable subscribers. Pursuant to this agreement, the Company agreed to share in a portion of revenues with Rogers that Wink receives relating to responses to Wink-enhanced advertising and programming broadcast through Rogers' cable operator affiliates. Wink has also provided a revenue guarantee for each Rogers' Wink-enabled cable household.

     Wink concurrently entered into a warrant agreement with Rogers in which a fully exercisable warrant was issued to the holder to purchase 100,000 shares at $14.36, the then fair market value at the date of issue, expiring in September 2005. Additionally, pursuant to the warrant issuance agreement, the Company agreed to issue to Rogers warrants to purchase 75,000 shares in 2001 and up to 75,000 shares in 2002 provided that the cable operator completes deployments of the Wink service to at least 250,000 and 350,000 Rogers cable households, respectively. The exercise price for the warrants shall be equal to 90% of the average closing sale price of the Common Stock as reported on the NASDAQ for the ten business days prior to December 31, 2001 and 2002. In the event the warrants are issued, the warrants will have a term of five years from the date of issuance.

CERTAIN SALES AND OPTION GRANTS TO EXECUTIVE OFFICERS AND DIRECTORS

     On May 17, 1999, the Company sold 250,000 shares of Common Stock at a price of $8.00 per share to Howard L. Schrott, the Company's former Chief Financial Officer and Senior Vice President. The Company had the right to repurchase the shares at cost in the event Mr. Schrott's services to the Company terminated, which right lapsed progressively over four years after the date of purchase. Mr. Schrott paid for the shares with a full-recourse, ten-year $2,000,000 promissory note, secured by the purchased shares pursuant to a security agreement entered into on the same date. The note bears interest at a rate of 6.4% per annum. Mr. Schrott terminated employment with Wink on December 31, 2000. The Company exercised its right to repurchase Mr. Schrott's unvested shares in January 2001. The Company repurchased 151,042 shares for an aggregate price of $1,208,336, payable by offsetting such amount against the amount outstanding under Mr. Schrott's note and forgiving the associated accrued interest on such amount.

EMPLOYMENT OFFER LETTERS AND SEVERANCE ARRANGEMENTS

     In October 1996, the Company entered into an employment offer letter with Ms. Wilderotter under which, if she is terminated without cause, Ms. Wilderotter will be entitled to severance compensation at a $325,000 annual salary level for one year or until Ms. Wilderotter finds new employment. In addition, in the event the Company is acquired by or merged into another company prior to Ms. Wilderotter's shares fully vesting, the Company's repurchase right will lapse as to 50% of Ms. Wilderotter's unvested shares and if Ms. Wilderotter is terminated other than for cause within one year after such an event, the Company's repurchase right will lapse entirely.

     In May 1999, the Company entered into an employment offer letter with Mr. Schrott under which, if he were terminated without cause prior to May 2000, Mr. Schrott would have been entitled to six months of severance compensation equivalent to Mr. Schrott's base salary, which was $200,000 per year. In addition, in the event the Company were acquired by or merged into another company prior to Mr. Schrott's shares fully vesting, the Company's repurchase right would have lapsed as to 50% of Mr. Schrott's unvested shares, and if Mr. Schrott were terminated other than for cause within one year after such an event, the Company's repurchase right would have lapsed entirely. Mr. Schrott's employment with Wink terminated on December 31, 2000. The Company exercised it's right to repurchase Mr. Schrott's unvested shares (see "Certain Sales and Option Grants to Executive Officers and Directors").

     In March 2000, the Company entered into an employment offer letter with Mr. Callero under which, if he is terminated without cause prior to March 2001, Mr. Callero will be entitled to twelve months of severance compensation equivalent to Mr. Callero's base salary, which salary is $200,000 per year, plus a prorated portion of his bonus. In addition, in the event the Company is acquired by or merged into another company prior to Mr. Callero's stock options fully vesting, twenty-five (25%) of Mr. Callero's unvested options will automatically vest. Mr. Callero resigned as an Executive Officer on March 30, 2001.

INDEMNIFICATION AGREEMENTS

     The Company has entered into Indemnification Agreements with each of its executive officers and directors. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by Delaware law.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

COMPOSITION

     The Audit Committee of the Board of Directors is composed of three independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A. The members of the Audit Committee are Messrs. Coats and Ohlmeyer and Ms. Fitt.

RESPONSIBILITIES

     The Audit Committee is the representative of the Board of Directors for the general oversight of Wink's financial accounting and reporting process, systems of internal control, audit process and for monitoring compliance with laws and regulations. The responsibilities of the Audit Committee also include recommending to the Board of Directors an accounting firm to be engaged as Wink's independent accountants. Wink's Management is responsible for Wink's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of Wink's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon in conformity with generally accepted accounting principles. The Audit Committee's responsibility is to oversee these processes.

REVIEW WITH MANAGEMENT AND INDEPENDENT ACCOUNTANTS

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that Wink's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The Company's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, the firm's independence.

SUMMARY

     Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Wink's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE
                                            OF THE BOARD OF DIRECTORS

                                            Lawton Fitt (Chairman)
                                            Jeffrey H. Coats
                                            Donald Ohlmeyer

AUDIT AND RELATED FEES

AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of Wink's annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in Wink's Forms 10-Q for fiscal 2000 were $136,010.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by PricewaterhouseCoopers LLP to Wink for financial information systems design and implementation fees for fiscal 2000.

ALL OTHER FEES

     The aggregate fees billed to Wink for all other services rendered by PricewaterhouseCoopers LLP for fiscal 2000 were $27,167, related to expert litigation representation.

     The Audit Committee has determined that the provision of services rendered above for (a) financial information systems design and implementation fees, and
(b) all other is compatible with maintaining PricewaterhouseCoopers LLP's independence.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") consists of directors Messrs. Dunlevie, Fuchs, Handy and Schleyer, none of whom is an employee or officer of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

     To the extent appropriate, the Company intends to take the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMPENSATION PHILOSOPHY AND POLICIES

     The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

     - ensure that the executive team has clear goals and accountability with respect to corporate performance;

     - establish pay opportunities that are competitive based on prevailing practices for the industry, the Company's stage of growth, and the labor markets in which the Company operates;

     - independently assess operating results on a regular basis in light of expected Company performance; and

     - align pay incentives with the long-term interests of the Company's stockholders.

ELEMENTS OF COMPENSATION

     Compensation for officers and key employees includes both cash and equity elements.

     Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, and competitive conditions in the industry. The Committee believes that the salaries of its officers fall within the industry norm. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel also includes sales commissions tied to quarterly targets.

     Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1994 Stock Plan and 1999 Stock Plan and the 1999 Employee Stock Purchase Plan. The Stock Plans permit the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company. The Committee has formed a subcommittee, the Stock Committee, to administer and approve stock option grants to certain employees and contractors. The Stock Committee consists of directors Messrs. Dunlevie and Dougherty and Ms. Wilderotter. The Stock Committee does not approve the grant of options to executive officers.

     In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The Stock Plans also permit the Board to grant restricted stock purchase awards and stock bonuses. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that all these plans align the interests of the employees with the long-term interests of the stockholders.

     The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees.

2000 EXECUTIVE COMPENSATION

     Executive compensation for 2000 included base salary, cash and equity-based incentive compensation and, in the case of sales executives, sales commissions. Cash incentive compensation is designed to motivate executives to attain corporate, business unit and individual goals. The Company's policy is to have a significant portion of an executive's total compensation at risk based on the Company's overall performance. Executive officers, like other employees, were eligible for option grants under the Option Plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. The Chief Executive Officer's target base pay level has been analyzed using data for comparable companies. Ms. Wilderotter receives no other material compensation or benefits not provided to all executive officers.

DEDUCTIBILITY OF COMPENSATION

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the tax deductibility of cash compensation paid to individual executive officers to $1 million per officer. The cash compensation to be paid to the Company's executive officers in fiscal 2001 is not expected to exceed the $1 million limit per individual officer.
                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS
                                          Bruce W. Dunlevie (Chairman)
                                          Michael Fuchs
                                          F. Philip Handy
                                          William T. Schleyer

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

     The following graph sets forth the Company's total cumulative stockholder return as compared to the Standard & Poor's 500 Index and the Nasdaq Composite Index for the period August 19, 1999 (the date of the Company's initial public offering) through December 31, 2000. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stock represented in the Standard & Poor's 500 Index and the stocks represented in the Nasdaq Composite Index, respectively.

                 COMPARISON OF 4 MONTH CUMULATIVE TOTAL RETURN*
               AMONG WINK COMMUNICATIONS, INC., THE S&P 500 INDEX
                         AND THE NASDAQ COMPOSITE INDEX

                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------
                                           AUG 19, 1999     DEC 31, 1999     JUN 30, 2000     DEC 31, 2000
------------------------------------------------------------------------------------------------------------
 WINK COMMUNICATIONS, INC.                    100.00           375.38           190.63            37.50
------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                100.00           111.00           109.90           151.30
------------------------------------------------------------------------------------------------------------
 NASDAQ COMPOSITE INDEX                       100.00           155.23            99.75            94.24
------------------------------------------------------------------------------------------------------------

-------------------------
* $100 invested on August 19, 1999 in Stock or Index including reinvestment of dividends. Fiscal year ending December 31.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                  THE BOARD OF DIRECTORS

Alameda, California
April 4, 2001

                                                                       EXHIBIT A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                          OF WINK COMMUNICATIONS, INC.

PURPOSE:

     The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Wink Communications, Inc. and its subsidiaries (the "Company"), to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     In addition, the Audit Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

MEMBERSHIP:

     The Audit Committee shall consist of at least two (2) members of the Board, all of whom shall be independent directors, in accordance with the rules of the Nasdaq National Market System. The members of the Audit Committee shall be appointed by and shall serve at the discretion of the Board of Directors.

RESPONSIBILITIES:

     The Audit Committee has the authority to undertake the following duties and responsibilities:

          (i) Reviewing on a continuing basis the adequacy of the Company's system of internal controls, policies and procedures;

          (ii) Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

          (iii) Prior to the annual independent audit, reviewing with the independent auditors and management the auditors' proposed audit scope and approach and the areas of audit emphasis;

          (iv) Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors; the form and content of the Company's financial statements and disclosures; and the required communications from the independent auditors under generally accepted auditing standards and Securities and Exchange Commission ("SEC") regulations;

          (v) Reviewing the performance of the independent auditors;

          (vi) Reviewing and recommending the selection and retention of independent auditors to the Board of Directors;

          (vii) Reviewing fee arrangements with the independent auditors;

          (viii) Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

          (ix) Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

          (x) Overseeing compliance with SEC requirements for disclosure of auditors' services and audit committee members and activities;

          (xi) Reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

          (xii) Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          (xiii) Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

          (xiv) If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

          (xv) Reviewing related party transactions for potential conflicts of interest;

          (xvi) Providing a forum for the independent auditors to meet in closed session with the Audit Committee;

          (xvii) Reviewing with senior management and the independent auditors the Company's accounting and financial personnel resources;

          (xviii) Reviewing any dispute between management and the independent auditors and recommending action to the Board of Directors; and

          (xix) Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

     It is anticipated that the Audit Committee will meet at least four times each year. However, the Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. Each meeting will include an executive session which will allow the Audit Committee to maintain free and open communications with the Company's independent auditors.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

     The Audit Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Audit Committee by vote at any such meeting or by unanimous written consent of the members thereof, and that unless and until any such procedures are formally adopted by the Audit Committee, the procedures with respect to calling, noticing and holding meetings of the Audit Committee and conducting business of the Audit Committee shall be the same as those provided in the Bylaws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board of Directors.

REPORTS:

     The Audit Committee may record its summaries of recommendations to the Board in written or oral form. The Audit Committee recommendations will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

OTHER:

     The Audit Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee,

          (i) at the expense of the Company and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

          (ii) to request from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors' engagement by the Company, and to rely upon, advice, orally or in writing, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Audit Committee.

     The officers of the Company are requested to cooperate with the Audit Committee and to render assistance to it as it shall request in carrying out its functions.

                                   APPENDIX A

                                      PROXY

                            WINK COMMUNICATIONS, INC.

                   ANNUAL MEETING OF STOCKHOLDERS, MAY 8, 2001

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF WINK COMMUNICATIONS, INC.

     The undersigned stockholder of Wink Communications, Inc., a Delaware corporation, hereby acknowledges receipt of the 2000 Annual Report to Stockholders and the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 4, 2001, for the Annual Meeting of Stockholders of Wink Communications, Inc. to be held on May 8, 2001 at 9:00 a.m., local time at the Waterfront Plaza Hotel, located at Ten Washington Street, Oakland, California 94607, and revoking all prior proxies, hereby appoints Mary Agnes Wilderotter and Jonathan Spatz, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and to represent and to vote, as designated on the reverse side, all shares of Common Stock of Wink Communications, Inc. held on record by the undersigned on March 13, 2001 at the Annual Meeting to be held on May 8, 2001, or any postponement or adjournment thereof.

The Board of Directors recommends a vote FOR the election of directors and proposals 2 and 3.

                                SEE REVERSE SIDE

Please mark votes as in this example [X]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

     1. Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any, of nominees for whom you withhold authority to vote).

     NOMINEES:  Mary Agnes Wilderotter, Michael Fuchs and William T. Schleyer

                  [  ] FOR ALL NOMINEES

                  [  ] WITHHELD FROM ALL NOMINEES

                  [  ]
                       ---------------------------------------
                        For all nominees except as noted above

     2. Amendment to the 1999 Stock Plan to change the amount by which the number of shares reserved for issuance thereunder is increased automatically each year.

                [  ] FOR         [  ] AGAINST      [  ] ABSTAIN

     3. In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

[ ] Mark here for address change and note below

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)

Signature:                                  Date:
            ------------------------               ------------------------

Signature:                                  Date:
            ------------------------               ------------------------

                                                                    APPENDIX B

                            WINK COMMUNICATIONS, INC.

                                 1999 STOCK PLAN

        1.      Purposes of the Plan. The purposes of this 1999 Stock Plan are:

                o to attract and retain the best available personnel for positions of substantial responsibility,

                o to provide additional incentive to Employees, Directors and Consultants, and

                o       to promote the success of the Company's business.

                Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

                (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

                (c)     "Board" means the Board of Directors of the Company.

                (d) "Code" means the Internal Revenue Code of 1986, as amended.

                (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                (f)     "Common Stock" means the common stock of the Company.

                (g) "Company" means Wink Communications, Inc., a Delaware corporation.

                (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                (i)     "Director" means a member of the Board.

                (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

                (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                (r) "Option" means a stock option granted pursuant to the Plan.

                (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

                (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

                (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (x)     "Plan" means this 1999 Stock Plan.

                (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

                (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                (bb)    "Section 16(b) " means Section 16(b) of the Exchange
Act.

                (cc)    "Service Provider" means an Employee, Director or
Consultant.

                (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,500,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 1999 equal to the lesser of (i) 1,000,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

                If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4.      Administration of the Plan.

                (a)     Procedure.

                        (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                        (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                        (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                        (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                        (i)     to determine the Fair Market Value;

                        (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                        (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                        (iv) to approve forms of agreement for use under the Plan;

                        (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                        (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                        (vii)   to institute an Option Exchange Program;

                        (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                        (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                        (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                        (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                        (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                        (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

                (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.      Limitations.

                (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

                (c)     The following limitations shall apply to grants of
Options:

                        (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                        (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                        (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                        (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.      Option Exercise Price and Consideration.

                (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                        (i)     In the case of an Incentive Stock Option

                                (A)     granted to an Employee who, at the time
the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                (B)     granted to any Employee other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                        (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                        (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

                (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                        (i)     cash;

                        (ii)    check;

                        (iii)   promissory note;

                        (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                        (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                        (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                        (vii) any combination of the foregoing methods of payment; or

                        (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.     Exercise of Option.

                (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the

Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11.     Stock Purchase Rights.

                (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted

Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be exercisable to the extent vested for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                (d) Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        14.     Amendment and Termination of the Plan.

                (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        15.     Conditions Upon Issuance of Shares.

                (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        18. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                 1999 STOCK PLAN

                             STOCK OPTION AGREEMENT

        UNLESS OTHERWISE DEFINED HEREIN, THE TERMS DEFINED IN THE PLAN SHALL HAVE THE SAME DEFINED MEANINGS IN THIS OPTION AGREEMENT.

I.      NOTICE OF STOCK OPTION GRANT

        [OPTIONEE'S NAME AND ADDRESS]

        YOU HAVE BEEN GRANTED AN OPTION TO PURCHASE COMMON STOCK OF THE COMPANY, SUBJECT TO THE TERMS AND CONDITIONS OF THE PLAN AND THIS OPTION AGREEMENT, AS
FOLLOWS:

        Grant Number                        _________________________

        Date of Grant                       _________________________

        Vesting Commencement Date           _________________________

        Exercise Price per Share            $________________________

        Total Number of Shares Granted      _________________________

        Total Exercise Price                $________________________

        Type of Option:                     ___  Incentive Stock Option

                                            ___  Nonstatutory Stock Option

        Term/Expiration Date:               _________________________

        Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        [TO BE DETERMINED].

        Termination Period:

        This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.     AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

                If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

        2.      Exercise of Option.

                (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

                (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to [TITLE] of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

                (a)     cash; or

                (b)     check; or

                (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

                (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

                (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

        6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                (a)     Exercising the Option.

                        (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                        (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

                (b)     Disposition of Shares.

                        (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                        (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

        8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING

SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                               WINK COMMUNICATIONS, INC.


----------------------------------      ----------------------------------------
Signature                               By

----------------------------------      ----------------------------------------
Print Name                              Title

----------------------------------
Residence Address

----------------------------------


----------------------------------

                                CONSENT OF SPOUSE

        The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                        ----------------------------------------
                                        Spouse of Optionee

                                    EXHIBIT A

                                 1999 STOCK PLAN

                                 EXERCISE NOTICE

Wink Communications, Inc.
1001 Marina Village Parkway

Alameda, CA 94501

Attention: [TITLE]

        1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Wink Communications, Inc. (the "Company") under and pursuant to the 1999 Stock Plan (the "Plan") and the Stock Option Agreement dated, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $, as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


Submitted by:                           Accepted by:

PURCHASER:                              WINK COMMUNICATIONS, INC.


--------------------------------        ----------------------------------------
Signature                               By


--------------------------------        ----------------------------------------
Print Name                              Its



Address:                                Address:

--------------------------------        Wink Communications, Inc.
                                        1001 Marina Village Parkway
--------------------------------        Alameda, CA 94501

                                        ----------------------------------------
                                        Date Received

                                    EXHIBIT B

                               SECURITY AGREEMENT

        This Security Agreement is made as of _________________, 19___ between Wink Communications, Inc., a Delaware corporation ("Pledgee"), and _________________________ ("Pledgor").

                                    Recitals

        Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________________ 19___ (the "Option"), between Pledgor and Pledgee under Pledgee's 1999 Stock Plan and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _____________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $____________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

        NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

                The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

                (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

                (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

                (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

                In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

        7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

        8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of California.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



"PLEDGOR"                               ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

                         Address:
                                        ----------------------------------------

                                        ----------------------------------------



"PLEDGEE"                               WINK COMMUNICATIONS, INC.,
                                        a Delaware corporation

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

                                        ----------------------------------------
                                        Title

"PLEDGEHOLDER"                          ----------------------------------------
                                        Secretary of Wink Communications, Inc.

                                    EXHIBIT C

                                      NOTE

$_______________                                                   [City, State]

                                                             __________ __, 19__

        FOR VALUE RECEIVED, __________________ promises to pay to Wink Communications, Inc., a Delaware corporation (the "Company"), or order, the principal sum of __________________ ______________ ($___________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

        Principal and interest shall be due and payable on _________________, 19___. Payment of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

        The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

        In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                        ----------------------------------------

                                        ----------------------------------------

                                 1999 STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

        [GRANTEE'S NAME AND ADDRESS]

        You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

        Grant Number                        _________________________

        Date of Grant                       _________________________

        Price Per Share                     $________________________

        Total Number of Shares Subject      _________________________
        to This Stock Purchase Right

        Expiration Date:                    _________________________

        YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1999 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                WINK COMMUNICATIONS, INC.


----------------------------------      ----------------------------------------
Signature                               By


----------------------------------      ----------------------------------------
Print Name                              Title

                                   EXHIBIT A-1

                                 1999 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

        WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an Service Provider, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

        WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

        NOW THEREFORE, the parties agree as follows:

        1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

        2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

        3.      Repurchase Option.

                (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

                (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

        4.      Release of Shares From Repurchase Option.

                (a)     _______________________ percent (______%) of the Shares
shall be released from the Company's Repurchase Option [ONE YEAR] after the Date of Grant and __________________ percent (______%) of the Shares [AT THE END OF EACH MONTH THEREAFTER], provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

                (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

                (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see
Section 6).

        5.      Restriction on Transfer. Except for the escrow described in
Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

        6.      Escrow of Shares.

                (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

                (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

                (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

                (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

                (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

        7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

                THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

        9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the

Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

                THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

        10.     General Provisions.

                (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

                (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

                        Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

                (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

                (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.


DATED:_____________________

PURCHASER:                              WINK COMMUNICATIONS, INC.


---------------------------------       ----------------------------------------
Signature                               By


---------------------------------       ----------------------------------------
Print Name                              Title

                                   EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ____________________________________________________________
(__________) shares of the Common Stock of Wink Communications, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ____________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between Wink Communications, Inc. and the undersigned dated ___________________, 19__.


Dated: _______________, 19__.

                                        Signature:______________________________

        INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT A-3

                            JOINT ESCROW INSTRUCTIONS

                                                                 _________, 19__

Corporate Secretary
Wink Communications, Inc.
1001 Marina Village Parkway

Alameda, CA 94501

Dear ________________________:

        As Escrow Agent for both Wink Communications, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

        COMPANY:                        Wink Communications, Inc.
                                        1001 Marina Village Parkway
                                        Alameda, CA 94501

        PURCHASER:                      ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

        ESCROW AGENT:                   Corporate Secretary
                                        Wink Communications, Inc.
                                        1001 Marina Village Parkway
                                        Alameda, CA 94501

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

                                        Very truly yours,

                                        WINK COMMUNICATIONS, INC.

                                        ----------------------------------------
                                        By

                                        ----------------------------------------
                                        Title

                                        PURCHASER:

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

ESCROW AGENT:

-----------------------------------
Corporate Secretary

                                                                     EXHIBIT A-4

                               CONSENT OF SPOUSE

        I, _______________________, spouse of ______________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of Wink Communications, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated: ____________________, 19__


                                        ----------------------------------------
                                        Signature of Spouse

                                   EXHIBIT A-5

                          ELECTION UNDER SECTION 83(b)

                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME:                  TAXPAYER:                         SPOUSE:

        ADDRESS:

        IDENTIFICATION NO.: TAXPAYER:                            SPOUSE:

        TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: ______________ shares (the "Shares") of the Common Stock of Wink Communications, Inc. (the "Company").

3.      The date on which the property was transferred is: 19___.

4.      The property is subject to the following restrictions:

        The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_________.

6.      The amount (if any) paid for such property is: $__________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ___________________, 19__

                                        ----------------------------------------
                                        Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ___________________, 19__

                                        ----------------------------------------
                                        Spouse of Taxpayer